Putnam
Research
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-03

[GRAPHIC OMITTED: FEATHER]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

While it is always disappointing to report a decline in a fund's value, we believe you will find some encouraging news in the management team's report on Putnam Research Fund's results for the first half of the current fiscal year, the six months ended January 31, 2003. The fund outperformed both its benchmark index and the Lipper average for its peer group during the period. Details are on page 6.

In addition, it is important for you to keep in mind that the fund's negative performance can be attributed to the ongoing lackluster performance of both the economy and the stock market. In their report on the following pages, the management team provides a full discussion of the strategy they pursued during the period and offer their view of prospects for the fiscal year's second half.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as we look back on one of the most challenging periods in recent investment history. We believe those who maintain a long-term focus and a diversified approach to investing are often rewarded for their patience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 19, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Global Equity Research Team

The first half of Putnam Research Fund's current fiscal year concluded on January 31, 2003, and we unfortunately must report negative results for this six-month period. However, we hope you will find it encouraging to note that the fund at net asset value outperformed its benchmark, the S&P 500 Index, and the average return of its peer group, the Lipper Large-Cap Core Funds category. Such outperformance indicates to us that our strategies have been effective even within an unfavorable market environment.

We attribute the fund's performance to strong stock selection rather than sector allocations. This is because the fund's sector weightings were very close to that of its benchmark. However, we decided to own several individual stocks that did better than the overall index, while we avoided several stocks in the index that underperformed.

Total return for 6 months ended 1/31/03

     Class A         Class B          Class C          Class M       Class R
   NAV     POP      NAV   CDSC       NAV   CDSC      NAV     POP       NAV
----------------------------------------------------------------------------
  -2.92%  -8.52%  -3.22%  -8.06%  -3.20%   -4.17%   -3.08%   -6.43%   -3.01%
----------------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* RESEARCH IDENTIFIED COMPANIES WITH STRONG  CASH FLOWS

Your fund's strategy places a primary emphasis on fundamental research of each company considered as a candidate for the portfolio. Our process seeks above all to identify the cash flows that each company can generate. We consider cash flows the most basic measure of a company's health. We try to keep the fund's sector weightings close to that of the benchmark, so that the fund takes risk only with individual stocks, not sectors.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals           10.7%

Retail                     9.1%

Banking                    8.2%

Oil and gas                5.9%

Insurance                  5.7%

Footnote reads:
*Based on net assets as of 1/31/03. Holdings will vary over time.

During the semiannual period, company cash flows were particularly important to the market for two reasons. First, corporate cash flows were under pressure because the sluggish economy made it difficult for many companies to achieve revenue growth, even as their cost structures tended to increase. Additionally, cash flow was considered one of the most trusted accounting methods for measuring a company's financial health in a period when corporate governance issues brought accounting under tight scrutiny. As the period opened last August, the market was still digesting many of the high-profile corporate accounting controversies, including those linked to major bankruptcies. We believe that, in general, cash flow measurement is less subject to manipulation than other financial indicators about a company and that positive cash flows often demonstrate that a company has made money in spite of uneven economic conditions.

"Today, patient investors have the opportunity to gain exposure to companies that we think can generate strong cash flow at what we consider bargain prices, but this positive news is overshadowed in the market by short-term uncertainties about war and the sluggish economy."

-- Stephen Gorman, Putnam Global Equity Research Team


One of the fund's top holdings during the period, Altria, is, in our opinion, very effective at generating cash flow. The company restructured during the period and spun off its Kraft Foods division, a move that was viewed positively by the market. The company's focus on consumer staples, including food, beverages, and tobacco remains the same. Historically, demand for consumer staples such as these generally remains constant even when the economy slows or geopolitical risks increase. Also, we believe the company manages its costs extremely well to maintain vigorous cash flow.

* ANALYSTS WERE VIGILANT ON CORPORATE  GOVERNANCE ISSUES

With corporate governance issues weighing heavily on stock performance, we intensified our scrutiny of financial statements to identify potential accounting irregularities. The market swiftly punished stocks of companies with any hints of improper behavior, sometimes with greater price declines than appeared to be warranted. This dynamic contributed to much of the market's negative tone early in the semiannual period. The conditions have had both positive and negative effects on the fund's relative performance. We owned some stocks involved in controversy. Tyco, whose former CEO has been indicted, experienced a sharp drop in value during the fund's 2002 fiscal year. We held on to the stock because the business was generating cash and the company was getting new leadership. During the semiannual period, Tyco actually appreciated while the general market was down.

Fund Profile

Putnam Research Fund seeks capital appreciation by investing primarily in common stocks recommended by members of Putnam's Global Equity Research Team. The portfolio typically consists of large U.S.-based companies believed to offer strong growth potential and may contain both growth and value stocks. The fund may be appropriate for investors seeking long-term growth of capital.


Corporate governance issues had an indirect negative impact on one of the fund's largest holdings and one of the nation's top insurance companies, American International Group (AIG). AIG writes liability insurance policies for corporate executives, and as these executives have faced lawsuits, insurance claims have risen. During most of the period, the stock's performance was negative but in line with the market. However, during late January, it began to emerge that AIG was experiencing higher claims from executive liability policies and workers' compensation policies, and in early February, after the end of the period, AIG confirmed that it needed to increase previous estimates of its liabilities. As an indication of the market's negative mood, it punished AIG with a sharp drop in the stock price, but thanks to the strength of AIG's finances and management reputation, the stock subsequently began to recover.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

American International Group, Inc.
Insurance

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Johnson & Johnson
Pharmaceuticals

Microsoft Corp.
Software

Wal-Mart Stores, Inc.
Retail

Pharmacia Corp.
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

Hewlett-Packard Co.
Computers

Altria Group, Inc.
Tobacco

Footnote reads:
These holdings represent 29.4% of the fund's net assets as of 1/31/03. Portfolio holdings will vary over time.


We attribute two important decisions to our ability to identify potential problems through in-depth, fundamental research. The first involved an issue of alleged corporate malfeasance. We did not own Tenet Healthcare, which experienced a drop of more than 50% in one day because of an investigation by federal agencies into possible health-care fraud at one of its hospitals. Also, our analyst team decided not to own General Electric because we believed the stock had a discouraging earnings outlook. With this decision, the fund avoided a steady decline in GE's stock price during the past six months.

* LARGE FINANCIAL, HEALTH-CARE HOLDINGS  GAINED GROUND

Although the fund, per its usual strategy, had no significant sector overweights relative to the benchmark index during the period, the financial and health-care sectors were the two largest absolute weightings in the fund. Several of our top holdings in these sectors outperformed the market. As the housing market set new records in 2002, U.S. Bancorp, a large holding in the fund, was a chief beneficiary of the wave of mortgage lending and home refinancings.

A top-ten holding, drug maker Pharmacia, was one of the better performers in the pharmaceuticals industry, though the stock declined in the period. In our opinion, Pharmacia has one of the best pipelines of new drug products coming to market, and during the period it agreed to a merger with Pfizer, another of the fund's top-ten holdings.

* LONG-TERM OUTLOOK OUTSHINES  SHORT-TERM UNCERTAINTY

Our stock research is based on models that forecast valuations and cash flows over the coming several years. Over that time period, we believe many companies can achieve profits that are fairly close to their long-term averages and, therefore, that profit margins appear likely to grow from current levels. For fundamental reasons, then, a rising market appears justified, in our opinion. However, we present this outlook with caution because current market sentiment is pessimistic and geopolitical risks, such as the threat of war, create uncertainties that are interfering with economic activity. With these forces, we think that even a rising market might be quite volatile for several months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/03, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Global Equity Research Team.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended January 31, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy.



TOTAL RETURN FOR PERIODS ENDED 1/31/03

                     Class A         Class B        Class C          Class M     Class R
(inception date)    (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)   (1/21/03)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP     NAV
-----------------------------------------------------------------------------------------
6 months         -2.92%  -8.52%  -3.22%  -8.06%  -3.20%  -4.17%  -3.08%  -6.43%  -3.01%
-----------------------------------------------------------------------------------------
1 year          -22.62  -27.08  -23.15  -26.99  -23.16  -23.92  -22.99  -25.69  -22.80
-----------------------------------------------------------------------------------------
5 years          -1.67   -7.32   -5.73   -7.35   -5.22   -5.22   -4.07   -7.43   -2.88
Annual average   -0.34   -1.51   -1.17   -1.51   -1.07   -1.07   -0.83   -1.53   -0.58
-----------------------------------------------------------------------------------------
Life of fund     75.07   64.98   64.85   64.85   65.74   65.74   68.70   62.85   71.95
Annual average    7.94    7.07    7.06    7.06    7.14    7.14    7.40    6.88    7.68
-----------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/03

                                              Lipper Large-Cap
                            S&P 500             Core Funds
                             Index               category*
------------------------------------------------------------------------------
6 months                     -5.26%                -6.44%
------------------------------------------------------------------------------
1 year                      -23.02                -24.34
------------------------------------------------------------------------------
5 years                      -6.48                -11.87
Annual average               -1.33                 -2.68
------------------------------------------------------------------------------
Life of fund                 65.15                 43.91
Annual average                7.08                  4.92
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns (available to qualified plans only) have no initial sales charge and no deferred sales charge. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.

*Over the 6-month and 1-year, 5-year, and life-of-fund periods ended
 1/31/03, there were 1,013, 960, 502, and 270 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 1/31/03

               Class A      Class B      Class C      Class M       Class R
------------------------------------------------------------------------------
Share value: NAV     POP      NAV          NAV      NAV     POP       NAV
------------------------------------------------------------------------------
7/31/02     $10.29  $10.92   $9.95       $10.01    $10.06  $10.42       --
------------------------------------------------------------------------------
1/21/03+        --      --      --           --        --      --   $10.57
------------------------------------------------------------------------------
1/31/03       9.99   10.60    9.63         9.69      9.75   10.10     9.99
------------------------------------------------------------------------------

*No distributions were paid during the period.

+Inception date of class R shares.



TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M     Class R
(inception date)    (10/2/95)       (6/15/98)       (2/1/99)        (6/15/98)   (1/21/03)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP     NAV
-----------------------------------------------------------------------------------------
6 months         -8.67% -13.93%  -9.05% -13.60%  -9.00%  -9.91%  -8.86% -12.04%  -8.83%
-----------------------------------------------------------------------------------------
1 year          -22.23  -26.70  -22.81  -26.67  -22.82  -23.59  -22.58  -25.28  -22.41
-----------------------------------------------------------------------------------------
5 years           1.93   -3.96   -2.35   -4.02   -1.84   -1.84   -0.57   -3.99    0.66
Annual average    0.38   -0.80   -0.47   -0.82   -0.37   -0.37   -0.11   -0.81    0.13
-----------------------------------------------------------------------------------------
Life of fund     80.85   70.43   70.33   70.33   71.21   71.21   74.41   68.36   77.63
Annual average    8.52    7.64    7.63    7.63    7.71    7.71    7.98    7.46    8.25
-----------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or a CDSC and are available only to certain defined contribution plans.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged index of common stock performance. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2003 (Unaudited)

COMMON STOCKS (99.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (1.4%)
-------------------------------------------------------------------------------------------------------------------
            321,800 Lockheed Martin Corp.                                                               $16,427,890
            190,900 Raytheon Co.                                                                          5,744,181
                                                                                                      -------------
                                                                                                         22,172,071

Airlines (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,375,800 Southwest Airlines Co.                                                               17,954,190

Banking (8.2%)
-------------------------------------------------------------------------------------------------------------------
            266,700 Bank of America Corp.                                                                18,682,335
            939,600 Bank of New York Co., Inc. (The)                                                     23,771,880
            107,400 Comerica, Inc.                                                                        4,349,700
             94,200 Fifth Third Bancorp                                                                   5,025,570
            136,100 TCF Financial Corp.                                                                   5,933,960
          1,613,000 U.S. Bancorp                                                                         34,034,300
            337,900 Wells Fargo & Co.                                                                    16,006,323
            423,700 Zions Bancorp.                                                                       17,549,654
                                                                                                      -------------
                                                                                                        125,353,722

Beverage (2.0%)
-------------------------------------------------------------------------------------------------------------------
            751,900 PepsiCo, Inc.                                                                        30,436,912

Biotechnology (0.9%)
-------------------------------------------------------------------------------------------------------------------
            271,500 Amgen, Inc. (NON)                                                                    13,835,640

Cable Television (1.7%)
-------------------------------------------------------------------------------------------------------------------
            703,045 Comcast Corp. Class A (NON)                                                          18,722,088
            299,900 Echostar Communications Corp. Class A (NON)                                           7,782,405
                                                                                                      -------------
                                                                                                         26,504,493

Chemicals (1.4%)
-------------------------------------------------------------------------------------------------------------------
            115,999 Ciba Specialty Chemicals AG (Switzerland)                                             7,296,602
            193,100 PPG Industries, Inc.                                                                  9,429,073
            151,000 Rohm & Haas Co.                                                                       4,658,350
                                                                                                      -------------
                                                                                                         21,384,025

Communications Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            501,300 Nokia OYJ ADR (Finland)                                                               7,213,707
            257,600 QUALCOMM, Inc. (NON)                                                                  9,701,216
                                                                                                      -------------
                                                                                                         16,914,923

Computers (4.6%)
-------------------------------------------------------------------------------------------------------------------
            711,600 Dell Computer Corp. (NON)                                                            16,978,776
          2,089,300 Hewlett-Packard Co.                                                                  36,374,713
            233,400 Lexmark International, Inc. (NON)                                                    14,130,036
            210,100 NCR Corp. (NON)                                                                       4,052,829
                                                                                                      -------------
                                                                                                         71,536,354

Conglomerates (2.6%)
-------------------------------------------------------------------------------------------------------------------
            556,800 Honeywell International, Inc.                                                        13,608,192
          1,654,800 Tyco Intl., Ltd. (Bermuda)                                                           26,493,348
                                                                                                      -------------
                                                                                                         40,101,540

Consumer Finance (1.5%)
-------------------------------------------------------------------------------------------------------------------
            229,300 Capital One Financial Corp.                                                           7,119,765
            995,100 MBNA Corp.                                                                           16,747,533
                                                                                                      -------------
                                                                                                         23,867,298

Consumer Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
            105,900 Avon Products, Inc.                                                                   5,295,000
            113,400 Kimberly-Clark Corp.                                                                  5,252,688
                                                                                                      -------------
                                                                                                         10,547,688

Electric Utilities (3.1%)
-------------------------------------------------------------------------------------------------------------------
            865,000 CenterPoint Energy, Inc.                                                              6,029,050
          1,414,500 Edison International (NON)                                                           17,440,785
            143,600 Entergy Corp.                                                                         6,383,020
            160,800 FirstEnergy Corp.                                                                     5,016,960
            547,000 PG&E Corp. (NON)                                                                      7,548,600
            121,600 Progress Energy, Inc.                                                                 4,913,856
                                                                                                      -------------
                                                                                                         47,332,271

Electrical Equipment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            107,800 Emerson Electric Co.                                                                  5,059,054

Electronics (2.4%)
-------------------------------------------------------------------------------------------------------------------
            184,500 Analog Devices, Inc. (NON)                                                            4,415,085
          1,776,400 Intel Corp.                                                                          27,818,424
            542,900 Motorola, Inc.                                                                        4,332,342
                                                                                                      -------------
                                                                                                         36,565,851

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------
            155,100 BJ Services Co. (NON)                                                                 4,741,407
            247,300 GlobalSantaFe Corp. (Cayman Islands)                                                  5,373,829
                                                                                                      -------------
                                                                                                         10,115,236

Financial (5.2%)
-------------------------------------------------------------------------------------------------------------------
          1,472,300 Citigroup, Inc. (SEG)                                                                50,617,674
            199,200 Fannie Mae                                                                           12,888,240
            302,200 Freddie Mac                                                                          16,917,156
                                                                                                      -------------
                                                                                                         80,423,070

Food (2.5%)
-------------------------------------------------------------------------------------------------------------------
            432,300 General Mills, Inc.                                                                  19,423,239
            584,800 Kraft Foods, Inc. Class A                                                            18,625,880
                                                                                                      -------------
                                                                                                         38,049,119

Forest Products and Packaging (0.7%)
-------------------------------------------------------------------------------------------------------------------
            373,400 Smurfit-Stone Container Corp. (NON)                                                   5,272,408
            128,500 Weyerhaeuser Co.                                                                      6,174,425
                                                                                                      -------------
                                                                                                         11,446,833

Health Care Services (2.6%)
-------------------------------------------------------------------------------------------------------------------
            475,100 Cardinal Health, Inc.                                                                27,712,583
            111,000 HCA, Inc.                                                                             4,744,140
            108,100 Wellpoint Health Networks, Inc. (NON)                                                 7,856,708
                                                                                                      -------------
                                                                                                         40,313,431

Insurance (5.7%)
-------------------------------------------------------------------------------------------------------------------
            562,400 ACE, Ltd. (Bermuda)                                                                  16,562,680
          1,067,700 American International Group, Inc.                                                   57,783,924
            265,400 Radian Group, Inc.                                                                    9,793,260
             59,323 XL Capital, Ltd. Class A (Bermuda)                                                    4,452,784
                                                                                                      -------------
                                                                                                         88,592,648

Lodging/Tourism (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,402,600 Hilton Hotels Corp.                                                                  16,424,446
            782,500 Royal Caribbean Cruises, Ltd.                                                        12,496,525
                                                                                                      -------------
                                                                                                         28,920,971

Machinery (1.7%)
-------------------------------------------------------------------------------------------------------------------
            450,100 Ingersoll-Rand Co. Class A (Bermuda)                                                 17,670,926
            208,800 Parker-Hannifin Corp.                                                                 8,416,728
                                                                                                      -------------
                                                                                                         26,087,654

Manufacturing (1.0%)
-------------------------------------------------------------------------------------------------------------------
            595,800 Dover Corp.                                                                          15,592,086

Media (2.5%)
-------------------------------------------------------------------------------------------------------------------
            884,700 AOL Time Warner, Inc. (NON)                                                          10,315,602
          2,179,780 Liberty Media Corp. Class A (NON)                                                    21,732,407
            399,500 Walt Disney Co. (The)                                                                 6,991,250
                                                                                                      -------------
                                                                                                         39,039,259

Medical Technology (1.2%)
-------------------------------------------------------------------------------------------------------------------
            243,200 Baxter International, Inc.                                                            6,853,376
            244,500 Medtronic, Inc.                                                                      10,982,940
                                                                                                      -------------
                                                                                                         17,836,316

Metals (0.7%)
-------------------------------------------------------------------------------------------------------------------
            321,800 Alcoa, Inc.                                                                           6,361,986
            890,714 BHP Billiton, Ltd. (Australia)                                                        4,656,663
                                                                                                      -------------
                                                                                                         11,018,649

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            272,100 NiSource, Inc.                                                                        4,835,217

Oil & Gas (5.9%)
-------------------------------------------------------------------------------------------------------------------
            120,100 Burlington Resources, Inc.                                                            5,296,410
          1,577,800 ENI SpA (Italy)                                                                      23,860,749
          1,673,600 Exxon Mobil Corp.                                                                    57,153,440
             71,700 TotalFinaElf SA ADR (France)                                                          4,869,147
                                                                                                      -------------
                                                                                                         91,179,746

Pharmaceuticals (10.7%)
-------------------------------------------------------------------------------------------------------------------
            448,100 Abbott Laboratories                                                                  17,081,572
            244,600 Forest Laboratories, Inc. (NON)                                                      12,658,050
            933,700 Johnson & Johnson                                                                    50,055,657
          1,226,800 Pfizer, Inc.                                                                         37,245,648
            910,800 Pharmacia Corp.                                                                      38,044,116
            263,700 Wyeth                                                                                10,292,211
                                                                                                      -------------
                                                                                                        165,377,254

Railroads (1.5%)
-------------------------------------------------------------------------------------------------------------------
            399,200 Union Pacific Corp.                                                                  22,778,352

Real Estate (0.3%)
-------------------------------------------------------------------------------------------------------------------
            193,600 Equity Office Properties Trust (R)                                                    4,634,784

Regional Bells (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,428,200 BellSouth Corp.                                                                      32,534,396

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
            194,600 Yum! Brands, Inc. (NON)                                                               4,510,828

Retail (9.1%)
-------------------------------------------------------------------------------------------------------------------
            273,700 AutoZone, Inc. (NON)                                                                 17,984,827
            203,500 Best Buy Cos., Inc. (NON)                                                             5,309,315
            211,100 JC Penney Co., Inc. (Holding Co.)                                                     4,093,229
            370,300 Kohl's Corp. (NON)                                                                   19,392,611
            256,100 Lowe's Cos., Inc.                                                                     8,753,498
          1,060,700 Office Depot, Inc. (NON)                                                             14,160,345
            749,100 Target Corp.                                                                         21,132,111
            352,200 TJX Cos., Inc. (The)                                                                  6,466,392
            881,000 Wal-Mart Stores, Inc.                                                                42,111,800
                                                                                                      -------------
                                                                                                        139,404,128

Semiconductor (0.3%)
-------------------------------------------------------------------------------------------------------------------
            408,400 Advantest Corp. ADR (Japan)                                                           4,447,476

Software (4.9%)
-------------------------------------------------------------------------------------------------------------------
            251,200 Adobe Systems, Inc.                                                                   6,636,704
            295,200 BMC Software, Inc. (NON)                                                              5,204,376
          1,146,800 Computer Associates International, Inc.                                              15,332,716
          1,033,800 Microsoft Corp. (NON)                                                                49,064,148
                                                                                                      -------------
                                                                                                         76,237,944

Technology Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
            126,900 Automatic Data Processing, Inc.                                                       4,399,623
            305,800 BearingPoint, Inc. (NON)                                                              2,412,762
                                                                                                      -------------
                                                                                                          6,812,385

Telecommunications (1.4%)
-------------------------------------------------------------------------------------------------------------------
            211,800 AT&T Corp.                                                                            4,125,864
            741,700 AT&T Wireless Services, Inc. (NON)                                                    4,502,119
            451,700 CenturyTel, Inc.                                                                     13,700,061
                                                                                                      -------------
                                                                                                         22,328,044

Tobacco (2.3%)
-------------------------------------------------------------------------------------------------------------------
            940,700 Altria Group, Inc.                                                                   35,624,309

Waste Management (0.3%)
-------------------------------------------------------------------------------------------------------------------
            218,100 Waste Management, Inc.                                                                5,014,119
                                                                                                     --------------
                    Total Common Stocks (cost $1,721,722,431)                                        $1,532,720,286

SHORT-TERM INVESTMENTS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $7,635,122 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from February 3, 2003 to March 31, 2003 (d)                                          $7,635,122
          6,656,910 Short-term investments held as collateral for loaned securities with yields ranging from 1.27% to 1.35% and due dates ranging from
                    February 3, 2003 to March 24, 2003 (d)                                                6,653,955
                                                                                                     --------------
                    Total Short-Term Investments (cost $14,289,077)                                     $14,289,077
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,736,011,508)                                          $1,547,009,363
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,544,187,795.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at January 31, 2003 (Unaudited)
(aggregate face value $20,971,864)

                                      Aggregate Face  Delivery     Unrealized
                      Market Value         Value        Date      Appreciation
------------------------------------------------------------------------------
British Pound           $9,176,065      $8,882,720     3/19/03        $293,345
Euro                     5,236,676       5,130,442     3/19/03         106,234
Swiss Franc              7,347,364       6,958,702     3/19/03         388,662
------------------------------------------------------------------------------
                                                                      $788,241
------------------------------------------------------------------------------
Forward Currency Contracts to Sell at January 31, 2003 (Unaudited)
(aggregate face value $67,568,101)

                           Market     Aggregate Face  Delivery     Unrealized
                           Value           Value        Date      Depreciation
------------------------------------------------------------------------------
Australian Dollar       $5,362,204      $5,083,856     3/19/03       $(278,348)
British Pound            9,138,377       8,683,389     3/19/03        (454,988)
Canadian Dollar              1,304           1,277     3/19/03             (27)
Euro                    40,726,296      38,806,674     3/19/03      (1,919,622)
Japanese Yen             4,933,504       4,762,293     3/19/03        (171,211)
Swiss Franc             11,010,065      10,230,612     3/19/03        (779,453)
------------------------------------------------------------------------------
                                                                   $(3,603,649)
------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2003 (Unaudited)

                                    Aggregate Face    Expiration   Unrealized
                      Market Value       Value          Date      Depreciation
------------------------------------------------------------------------------
S&P 500 Index (Long)   $12,820,500     $12,835,041     Mar-03         $(14,541)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $6,348,762 of securities on
loan (identified cost $1,736,011,508) (Note 1)                               $1,547,009,363
-------------------------------------------------------------------------------------------
Cash                                                                                484,001
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,880,919
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,251,676
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   12,677,935
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            107,833
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             799,854
-------------------------------------------------------------------------------------------
Total assets                                                                  1,564,211,581

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        6,084,684
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,312,819
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          325,700
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        48,065
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,570
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              744,399
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                              3,615,262
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                               49,971
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                6,653,955
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              186,361
-------------------------------------------------------------------------------------------
Total liabilities                                                                20,023,786
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,544,187,795

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,625,965,541
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        970,304
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (890,862,953)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (191,885,097)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,544,187,795

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($819,479,251 divided by 82,022,774 shares)                                           $9.99
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.99)*                               $10.60
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($521,463,785 divided by 54,159,593 shares)**                                         $9.63
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($70,523,113 divided by 7,280,654 shares)**                                           $9.69
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($34,672,721 divided by 3,556,314 shares)                                             $9.75
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.75)*                               $10.10
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($949 divided by 95 shares)                                                           $9.99
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($98,047,980 divided by 9,761,549 shares)                                            $10.04
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended January 31, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $26,607)                                       $12,560,551
-------------------------------------------------------------------------------------------
Interest                                                                            127,271
-------------------------------------------------------------------------------------------
Securities lending                                                                   10,015
-------------------------------------------------------------------------------------------
Total investment income                                                          12,697,837

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,566,497
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,791,288
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    34,764
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,021
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,056,634
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,856,976
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               393,255
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               140,604
-------------------------------------------------------------------------------------------
Other                                                                               919,800
-------------------------------------------------------------------------------------------
Total expenses                                                                   11,772,839
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (148,035)
-------------------------------------------------------------------------------------------
Net expenses                                                                     11,624,804
-------------------------------------------------------------------------------------------
Net investment income                                                             1,073,033
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (201,209,031)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,500,508)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (755,287)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the period                                                     (2,694,617)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                               154,405,895
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (52,753,548)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(51,680,515)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       January 31               July 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $1,073,033               $65,106
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (204,464,826)         (414,979,142)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                          151,711,278          (268,063,407)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (51,680,515)         (682,977,443)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --               (37,813)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --               (27,294)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --              (302,100)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (218,067)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (70,042,548)          (53,504,651)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (121,723,063)         (737,067,368)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,665,910,858         2,402,978,226
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $970,304 and distributions in excess of net investment income
of $102,729, respectively)                                         $1,544,187,795        $1,665,910,858
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           January 31
operating performance               (Unaudited)                         Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.29       $14.23       $18.69       $16.60       $13.49       $13.58
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .02          .04          .05          .01          .02          .02 (e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.32)       (3.98)       (2.98)        3.10         3.15         2.03
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.30)       (3.94)       (2.93)        3.11         3.17         2.05
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           -- (d)       --           --           --         (.08)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)       (1.02)        (.06)       (2.06)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           -- (d)       -- (d)       --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           -- (d)    (1.53)       (1.02)        (.06)       (2.14)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.99       $10.29       $14.23       $18.69       $16.60       $13.49
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (2.92)*     (27.67)      (16.93)       19.32        23.57        18.00
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $819,479     $841,789   $1,152,135     $913,312     $475,954      $90,282
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .58*        1.04         1.05         1.07         1.08         1.04 (e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .21*         .33          .31          .02          .10          .28 (e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.86*      149.58       162.94       159.24       126.14       129.01
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return for 1998 reflects an expense limitation. Without the limitation, the return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.10% based on average net assets per class A share for the period ended July 31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                           January 31                                                      June 15, 1998+
operating performance               (Unaudited)                  Year ended July 31                   to July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.95       $13.86       $18.38       $16.46       $13.49       $13.00
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.05)        (.07)        (.13)        (.11)        (.01) (e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.30)       (3.86)       (2.92)        3.07         3.14          .50
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.32)       (3.91)       (2.99)        2.94         3.03          .49
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)       (1.02)        (.06)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --           -- (d)       --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.53)       (1.02)        (.06)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.63        $9.95       $13.86       $18.38       $16.46       $13.49
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.22)*     (28.21)      (17.58)       18.41        22.53         3.77*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $521,464     $597,784     $960,638     $906,430     $494,452      $66,317
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .95*        1.79         1.80         1.82         1.83          .26* (e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.16)*       (.41)        (.44)        (.73)        (.66)        (.12)* (e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.86*      149.58       162.94       159.24       126.14       129.01
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return for 1998 reflects an expense limitation. Without the limitation, the return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.02% based on average net assets per class B share for the period ended July 31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                            January 31                                        Feb. 1, 1999+
operating performance               (Unaudited)            Year ended July 31           to July 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.01       $13.95       $18.49       $16.55       $15.81
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.05)        (.07)        (.13)        (.05)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.30)       (3.89)       (2.94)        3.09          .79
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.32)       (3.94)       (3.01)        2.96          .74
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)       (1.02)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --           --           -- (d)       --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.53)       (1.02)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.69       $10.01       $13.95       $18.49       $16.55
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.20)*     (28.24)      (17.58)       18.43         4.68*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $70,523      $84,065     $136,897     $106,087      $31,963
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .95*        1.79         1.80         1.82          .91*
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.16)*       (.41)        (.44)        (.73)        (.35)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.86*      149.58       162.94       159.24       126.14
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                           January 31                                                      June 15, 1998+
operating performance               (Unaudited)                   Year ended July 31                  to July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.06       $13.98       $18.48       $16.51       $13.49       $13.00
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                   -- (d)     (.02)        (.03)        (.08)        (.06)        (.01) (e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.31)       (3.90)       (2.94)        3.07         3.14          .50
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.31)       (3.92)       (2.97)        2.99         3.08          .49
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)       (1.02)        (.06)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --           -- (d)       --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.53)       (1.02)        (.06)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.75       $10.06       $13.98       $18.48       $16.51       $13.49
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.08)*     (28.04)      (17.36)       18.67        22.90         3.77*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $34,673      $38,493      $62,268      $62,834      $42,359       $7,244
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .83*        1.54         1.55         1.57         1.58          .23* (e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.03)*       (.16)        (.19)        (.47)        (.40)        (.08)* (e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.86*      149.58       162.94       159.24       126.14       129.01
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return for 1998 reflects an expense limitation. Without the limitation, the return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.02% based on average net assets per class M share for the period ended July 31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------------------------
                                                                                                  For the period
                                                                                                     January 21,
Per-share                                                                                             2003+ to
operating performance                                                                                January 31
------------------------------------------------------------------------------------------------------------------
                                                                                                        2003
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $10.57
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                 -- (d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                                                     (.58)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   (.58)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                          $9.99
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                 (5.49) *
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                            $1
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                .04 *
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                 -- (e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 77.86 *
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01% based on average net assets.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS  Y
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                            January 31                           April 4, 2000+
operating performance               (Unaudited)     Year ended July 31       to July 31
----------------------------------------------------------------------------------------
                                        2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.33       $14.28       $18.71       $18.94
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .04          .07          .09          .01
----------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.33)       (3.98)       (2.99)        (.24)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.29)       (3.91)       (2.90)        (.23)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net investment income                --         (.01)          --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.53)          --
----------------------------------------------------------------------------------------
From return of capital                    --         (.03)          -- (d)       --
----------------------------------------------------------------------------------------
Total distributions                       --         (.04)       (1.53)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.04       $10.33       $14.28       $18.71
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (2.81)*     (27.47)      (16.74)       (1.21)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $98,048     $103,779      $91,040      $39,402
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .45*         .79          .80          .27*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .34*         .57          .56          .08*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 77.86*      149.58       162.94       159.24
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Research Fund (the "fund") is a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares but lower than class B, class C, and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class R and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures contracts outstanding at period end are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2003, the value of securities loaned amounted to $6,348,762. The fund received cash collateral of $6,653,955, which is pooled with collateral of other Putnam funds into 23 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended January 31, 2003, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2003 approximately $202,155,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

At July 31, 2002, the fund had a capital loss carryover of approximately $450,679,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on July 31, 2010.

The aggregate identified cost on a tax basis is $1,769,488,854 resulting in gross unrealized appreciation and depreciation of $27,987,658 and $250,467,149, respectively, or net unrealized depreciation of $222,479,491.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The base fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 ("S&P 500") composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1.00% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3.00%, subject to a maximum increase or decrease of 0.07% of average net assets. There was no such adjustment for the calendar quarter which began on October 1, 2002.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2003, the fund's expenses were reduced by $148,035 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,267 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $85,095 and $5,189 from the sale of class A and class M shares, respectively, and received $675,697 and $4,272 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2003, Putnam Retail Management, acting as underwriter, received $3,428 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended January 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,243,772,842 and $1,309,096,503, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,567,681        $150,977,176
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            14,567,681         150,977,176

Shares repurchased                         (14,370,597)       (146,809,643)
---------------------------------------------------------------------------
Net increase                                   197,084          $4,167,533
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 33,267,727        $420,981,488
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                24,220             325,008
---------------------------------------------------------------------------
                                            33,291,947         421,306,496

Shares repurchased                         (32,445,690)       (394,572,022)
---------------------------------------------------------------------------
Net increase                                   846,257         $26,734,474
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,359,323         $43,774,728
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,359,323          43,774,728

Shares repurchased                         (10,268,616)       (101,014,479)
---------------------------------------------------------------------------
Net decrease                                (5,909,293)       $(57,239,751)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,228,548        $174,945,534
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            14,228,548         174,945,534

Shares repurchased                         (23,458,420)       (274,058,686)
---------------------------------------------------------------------------
Net decrease                                (9,229,872)       $(99,113,152)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    601,394          $6,056,621
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               601,394           6,056,621

Shares repurchased                          (1,717,616)        (17,014,556)
---------------------------------------------------------------------------
Net decrease                                (1,116,222)       $(10,957,935)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,470,156         $30,552,700
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,470,156          30,552,700

Shares repurchased                          (3,889,741)        (46,275,844)
---------------------------------------------------------------------------
Net decrease                                (1,419,585)       $(15,723,144)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    391,861          $3,962,719
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               391,861           3,962,719

Shares repurchased                            (660,361)         (6,579,453)
---------------------------------------------------------------------------
Net decrease                                  (268,500)        $(2,616,734)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,094,829         $13,557,127
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,094,829          13,557,127

Shares repurchased                          (1,722,706)        (20,546,761)
---------------------------------------------------------------------------
Net decrease                                  (627,877)        $(6,989,634)
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                           (commencement of operations) to
                                                          January 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         95              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                    95               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        95              $1,000
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,760,918         $17,831,390
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,760,918          17,831,390

Shares repurchased                          (2,047,038)        (21,228,051)
---------------------------------------------------------------------------
Net decrease                                  (286,120)        $(3,396,661)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,353,613         $74,443,105
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                18,229             245,361
---------------------------------------------------------------------------
                                             6,371,842          74,688,466

Shares repurchased                          (2,698,888)        (33,101,661)
---------------------------------------------------------------------------
Net increase                                 3,672,954         $41,586,805
---------------------------------------------------------------------------

At January 31, 2003, Putnam Investments, LLC owned 95 class R shares of the fund (100% of class R shares outstanding), valued at $949.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William Landes
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA067-88600  2AQ/2JK/2JL/2JM  3/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Research Fund
Supplement to Semiannual Report dated 1/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/03

                                                                        NAV

6 months                                                              -2.81%
1 year                                                               -22.41
5 years                                                               -0.96
Annual average                                                        -0.19
Life of fund (since class A inception, 10/2/95)                       76.34
Annual average                                                         8.05

Share value:                                                            NAV

7/31/02                                                              $10.33
1/31/03                                                              $10.04

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Growth
Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-03

[GRAPHIC OMITTED: GREEN TOP]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

It is with disappointment that we must report a decline for Putnam Growth Opportunities Fund for the semiannual period ended January 31, 2003. Not only did the fund lose value, it also underperformed its Lipper category average, although its return at net asset value was in line with its benchmark index. Details are on page 6.

However, there are two points we would like to make in the hope that they will provide some encouragement. The first is to note that the fund's negative performance, to a significant extent, can be attributed to lackluster performance of the economy and stock market. The second is to point out that in selecting the stocks for the fund's portfolio, the management team has sought those believed to have the greatest long-term potential rather than those that might bring quick gains.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as we look back on one of the most challenging periods in recent investment history. We believe those who maintain a long-term focus and a diversified approach to investing are often rewarded for their patience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
March 19, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Growth Team

Putnam Growth Opportunities Fund delivered a loss for the semiannual period ended January 31, 2003. The fund's performance was in keeping with the -7.25% return of its benchmark, the Russell Top 200 Growth Index, while returns at net asset value slightly lagged results for the average fund in its competitive universe, Lipper's Large-Cap Growth Funds category.

Your fund's management team believes a significant portion of this negative return can be attributed to the difficult environment for equities and, in particular, large-capitalization growth stocks that prevailed for much of the period. While November 2002 saw a strong rally in growth stocks, it was not sufficient to overcome the weakness in equities over the preceding months. In addition, stocks stalled in December before falling in January. The fund's underperformance versus its peer group, we believe, reflects its focus on high-quality companies. We believe other funds in the category may have had a greater exposure to lower-quality growth stocks, which rebounded sharply in the fall.

Total return for 6 months ended 1/31/03

      Class A         Class B         Class C          Class M      Class R
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP      NAV
----------------------------------------------------------------------------
  -7.16%  -12.46%  -7.61% -12.23%  -7.61%  -8.53%  -7.43%  -10.71%   -7.24%
----------------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* UNCERTAINTY PLAGUES MARKET

As the fund's semiannual period opened, a stagnant economy and the potential for war in Iraq combined to keep investors on edge. In addition, persistent concerns about corporate accounting practices were only partly eased by a new process instituted by the federal government that compelled company officers to certify corporate financial reports. Anxieties surrounding the anniversary of the 9/11 attacks also contributed to investors' malaise. By the end of September, stock prices had been pushed down to what we considered depressed levels.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals          22.3%

Retail                   12.0%

Software                  8.4%

Computers                 6.4%

Conglomerates             6.2%

Footnote reads:
*Based on net assets as of 1/31/03. Holdings will vary over time.


A temporary resolution of the labor problems at west-coast docks helped to push markets in October to the best monthly performance since January 1987, despite deteriorating leading indicators. November began with a rush of news, including confirmation of the Microsoft settlement, Congressional elections, the resignation of the head of the SEC, and an interest-rate cut of half a percent by the U.S. Federal Reserve Board. Markets rose, with the biggest gains concentrated among lower-quality issues that had been hit the hardest earlier in the year. Following Iraq's acceptance of U.N. weapons inspectors on November 13, equities were increasingly dogged by fears of a war. As 2002 drew to a close, a combination of selling to lock in profits from earlier in the quarter and investor skittishness pushed the market down. This negative trend continued through January of 2003, the last month of the fund's semiannual period.

* TECHNOLOGY RECOVERY MAY FOLLOW RESUMPTION  IN CORPORATE SPENDING

Putnam Growth Opportunities Fund seeks capital appreciation by investing in a portfolio of large-capitalization companies with what we believe are sound business models and the potential for attractive growth over the long term. While in our view the universe of growth stocks has broadened in recent years, we believe many attractive opportunities continue to be found within the technology, health-care, and consumer sectors of the market.

The portfolio is currently underweighted in technology stocks versus the benchmark index. This weighting is based primarily on our "bottom up" analysis of individual issues rather than a decision to reduce exposure to the sector. Your fund does have substantial positions in large, high-quality companies such as semiconductor maker Intel and PC manufacturer Dell, both of which have done well despite the difficult economic backdrop. Corporate spending on technology remains very low, so despite the fund's large position in Intel, we are downplaying semiconductor-related stocks as a group. We believe that even a resumption of maintenance-level spending should result in a significant boost for these companies, so we will be prepared to step up our exposure to this area as circumstances dictate.

Within health care, we have been focusing on the services area, which includes hospitals and HMOs, although we are closely monitoring the reimbursement environment. While the fund continues to have substantial exposure to pharmaceutical companies, we are underweighted in this area relative to the fund's benchmark, based on our evaluation of several factors impacting the sector. Pharma ceu tical companies have been experiencing more stringent Food and Drug Administration reviews, weaker-than-expected sales for several new drugs, and the expiration of patent protection for an increasing number of medicines. That being said, we believe the proposed combination of Pfizer and Pharmacia, both of which are held by the fund, is promising. The fund has also established a position in generic drug manufacturer Forest Laboratories Inc.

Fund Profile

Putnam Growth Opportunities Fund seeks capital appreciation by investing in large U.S. companies. The fund targets established companies that management believes are leaders in their industries and have the potential to grow rapidly. The concentrated portfolio may be appropriate for investors who are willing to assume above-average risk in pursuit of above-average growth.


We are currently taking a cautious approach with respect to the consumer staples area, where we are selectively trimming holdings. While sector fundamentals appear solid, in our view investors flocking to what appear to be safer, blue-chip names in this uncertain environment have excessively bid up valuations of some of the high-quality companies in our investment universe.

* INNOVATIVE RETAILERS EXPERIENCED GROWTH

Consumers have been helped significantly by mortgage refinancings, which is reflected in the fund's significant exposure to consumer cyclical stocks -- those most likely to benefit from positive economic trends. Fund performance was aided over the semiannual period by holdings such as home furnishings provider Bed Bath and Beyond, which has been gaining market share from more traditional retailers through strong execution of its business plan. In this same vein, coffee chain Starbucks Corporation continues to expand and experience increasing sales in existing stores.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Pfizer, Inc.
Pharmaceuticals

Microsoft Corp.
Software

General Electric Co.
Conglomerates

Johnson & Johnson
Pharmaceuticals

Intel Corp.
Electronics

Wal-Mart Stores, Inc.
Retail

Fannie Mae
Financial

Amgen, Inc.
Biotechnology

Altria Group, Inc.
Tobacco

Dell Computer Corp.
Computers

Footnote reads:
These holdings represent 46.4% of the fund's net assets as of 1/31/03. Portfolio holdings will vary over time.


The fund's biggest overweight position is in financial services where we have found opportunities in select areas. We have significant holdings in regional banks such as Fifth Third Bancorp which -- despite investors' perception of a stagnant economy -- have been lending money at attractive rates of return. American International Group experienced deteriorating performance in January and after the end of the period as the company announced new, higher estimates for claims against workers' compensation and executive liability policies. We believe the company remains one of the world's highest-quality insurers and it continues to be a core holding in the fund.

* POSITIVE EARNINGS TRENDS, ATTRACTIVE VALUATIONS SUPPORT OUTLOOK

Our view of the investment outlook for the second half of the fund's fiscal year is generally positive, with the caveat that external factors have been weighing heavily on the economy and markets and will most likely continue to do so.

Confidence is clearly an issue. Cash flows into the market in January -- traditionally a month of large inflows -- were among the weakest on record. The market has been responding in part to cautious guidance from CEOs concerned about the impact of a possible war. In addition, the corporate accounting irregularities that have plagued Wall Street and corporate boardrooms have made individual investors wary.

However, corporate earnings performance in our view has been reasonably solid and the direction of earnings is positive. In addition, we believe valuations -- particularly of growth stocks -- are attractive by the standards of recent history. In fact, stock prices have fallen to the point where valuations are reasonable by most traditional measures. For example, U.S. Treasury bonds have outperformed stocks over 1, 3, 5, and 10 years -- a trend that is unlikely to continue indefinitely.

We believe that, as the uncertainties with respect to the geopo litical situation ease, the market will begin to recognize and reward the generally positive trends with respect to earnings. Your fund will continue to seek to identify those high-quality growth stocks we believe have the potential to outperform the market.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/03, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its assets in fewer stocks, which can affect your fund's performance.

The fund is managed by the Putnam Large-Cap Growth Team. The members of the team are Brian O'Toole (Portfolio Leader), David Santos (Portfolio Member), and Tony Elavia.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended January 31, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy.


TOTAL RETURN FOR PERIODS ENDED 1/31/03

                    Class A         Class B        Class C         Class M      Class R
(inception date)   (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)    (1/21/03)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP     NAV
----------------------------------------------------------------------------------------
6 months         -7.16% -12.46%  -7.61% -12.23%  -7.61%  -8.53%  -7.43% -10.71%  -7.24%
----------------------------------------------------------------------------------------
1 year          -29.58  -33.64  -30.14  -33.64  -30.11  -30.81  -29.92  -32.37  -29.72
----------------------------------------------------------------------------------------
5 years         -25.92  -30.16  -28.71  -30.13  -28.49  -28.49  -27.81  -30.31  -26.83
Annual average   -5.82   -6.93   -6.54   -6.92   -6.49   -6.49   -6.31   -6.97   -6.06
----------------------------------------------------------------------------------------
Life of fund     34.08   26.35   26.28   26.28   27.08   27.08   28.54   24.08   31.60
Annual average    4.08    3.24    3.24    3.24    3.32    3.32    3.49    2.99    3.82
----------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/03

                           Russell Top 200       Lipper Large-Cap
                            Growth Index          Growth Funds*
----------------------------------------------------------------------------
6 months                        -7.25%                -6.68%
----------------------------------------------------------------------------
1 year                         -28.96                -28.46
----------------------------------------------------------------------------
5 years                        -24.41                -17.37
Annual average                  -5.44                 -4.07
----------------------------------------------------------------------------
Life of fund                    41.11                 27.25
Annual average                   4.81                  3.04
----------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Over the 6-month, 1- and 5-year, and life-of-fund periods ended 1/31/03, there were, respectively, 668, 641, 311, and 173 funds in this Lipper category.


PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 1/31/03

               Class A      Class B      Class C      Class M      Class R
------------------------------------------------------------------------------
Share value: NAV     POP      NAV          NAV      NAV     POP       NAV
------------------------------------------------------------------------------
7/31/02    $10.90  $11.56    $10.51       $10.65  $10.63  $11.02       --
------------------------------------------------------------------------------
1/21/03**      --      --        --           --      --      --   $10.58
------------------------------------------------------------------------------
1/31/03     10.12   10.74      9.71         9.84    9.84   10.20    10.12
------------------------------------------------------------------------------

  * The fund did not make any distributions during the period.

 ** Inception date of class R shares.



TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                    Class A         Class B        Class C         Class M      Class R
(inception date)   (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)    (1/21/03)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP     NAV
----------------------------------------------------------------------------------------
6 months        -10.52% -15.68% -10.81% -15.27% -10.77% -11.66% -10.70% -13.82% -10.67%
----------------------------------------------------------------------------------------
1 year          -30.10  -34.14  -30.55  -34.02  -30.56  -31.26  -30.39  -32.85  -30.29
----------------------------------------------------------------------------------------
5 years         -22.42  -26.90  -25.19  -26.68  -25.06  -25.06  -24.35  -26.97  -23.40
Annual average   -4.95   -6.07   -5.64   -6.02   -5.61   -5.61   -5.43   -6.09   -5.19
----------------------------------------------------------------------------------------
Life of fund     37.52   29.60   29.79   29.79   30.57   30.57   31.94   27.36   34.98
Annual average    4.50    3.64    3.67    3.67    3.75    3.75    3.90    3.39    4.23
----------------------------------------------------------------------------------------


Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or a CDSC and are available only to certain defined contribution plans.


COMPARATIVE BENCHMARKS

Russell Top 200 Growth Index is an unmanaged index of the largest companies in the Russell 1000 index chosen for their growth orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
January 31, 2003 (Unaudited)

COMMON STOCKS  (97.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Banking (1.4%)
-------------------------------------------------------------------------------------------------------------------
            253,300 Fifth Third Bancorp                                                                 $13,513,555
            297,207 State Street Corp.                                                                   11,766,425
                                                                                                      -------------
                                                                                                         25,279,980

Beverage (3.7%)
-------------------------------------------------------------------------------------------------------------------
            410,600 Coca-Cola Co. (The)                                                                  16,612,876
          1,244,900 PepsiCo, Inc.                                                                        50,393,552
                                                                                                      -------------
                                                                                                         67,006,428

Biotechnology (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,218,700 Amgen, Inc. (NON)                                                                    62,104,952

Broadcasting (0.8%)
-------------------------------------------------------------------------------------------------------------------
            349,400 Viacom, Inc. Class B (NON)                                                           13,469,370

Cable Television (0.7%)
-------------------------------------------------------------------------------------------------------------------
            515,400 Echostar Communications Corp. Class A (NON)                                          13,374,630

Chemicals (2.2%)
-------------------------------------------------------------------------------------------------------------------
            310,100 3M Co.                                                                               38,622,955

Commercial and Consumer Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            349,400 Paychex, Inc.                                                                         8,797,892

Communications Equipment (3.3%)
-------------------------------------------------------------------------------------------------------------------
          3,118,800 Cisco Systems, Inc. (NON)                                                            41,698,356
            476,100 QUALCOMM, Inc. (NON)                                                                 17,929,926
                                                                                                      -------------
                                                                                                         59,628,282

Computers (6.4%)
-------------------------------------------------------------------------------------------------------------------
          2,138,900 Dell Computer Corp. (NON)                                                            51,034,154
            878,000 Hewlett-Packard Co.                                                                  15,285,980
            393,100 IBM Corp.                                                                            30,752,213
            297,000 Lexmark International, Inc. (NON)                                                    17,980,380
                                                                                                      -------------
                                                                                                        115,052,727

Conglomerates (6.2%)
-------------------------------------------------------------------------------------------------------------------
          4,826,700 General Electric Co. (SEG)                                                          111,689,838

Consumer Finance (1.6%)
-------------------------------------------------------------------------------------------------------------------
            476,100 Capital One Financial Corp.                                                          14,782,905
            790,600 MBNA Corp.                                                                           13,305,798
                                                                                                      -------------
                                                                                                         28,088,703

Consumer Goods (1.6%)
-------------------------------------------------------------------------------------------------------------------
            327,600 Procter & Gamble Co.                                                                 28,032,732

Electronics (5.5%)
-------------------------------------------------------------------------------------------------------------------
          5,294,100 Intel Corp.                                                                          82,905,606
            253,300 Maxim Integrated Products, Inc.                                                       7,890,295
            253,300 QLogic Corp. (NON)                                                                    8,429,824
                                                                                                      -------------
                                                                                                         99,225,725

Financial (4.9%)
-------------------------------------------------------------------------------------------------------------------
            694,500 Citigroup, Inc.                                                                      23,876,910
            978,400 Fannie Mae                                                                           63,302,480
                                                                                                      -------------
                                                                                                         87,179,390

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
            250,900 Kraft Foods, Inc. Class A                                                             7,991,165

Health Care Services (3.3%)
-------------------------------------------------------------------------------------------------------------------
            432,400 Cardinal Health, Inc.                                                                25,221,892
            205,300 HCA, Inc.                                                                             8,774,522
            157,200 UnitedHealth Group, Inc.                                                             13,817,880
            157,200 Wellpoint Health Networks, Inc. (NON)                                                11,425,296
                                                                                                      -------------
                                                                                                         59,239,590

Insurance (1.9%)
-------------------------------------------------------------------------------------------------------------------
            620,300 American International Group, Inc.                                                   33,570,636

Media (0.5%)
-------------------------------------------------------------------------------------------------------------------
            738,200 AOL Time Warner, Inc. (NON)                                                           8,607,412

Medical Technology (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,057,100 Medtronic, Inc.                                                                      47,484,932

Pharmaceuticals (22.3%)
-------------------------------------------------------------------------------------------------------------------
            934,800 Abbott Laboratories                                                                  35,634,576
            288,300 Allergan, Inc.                                                                       17,491,161
            148,600 Forest Laboratories, Inc. (NON)                                                       7,690,050
          1,738,500 Johnson & Johnson                                                                    93,200,985
            288,300 Lilly (Eli) & Co.                                                                    17,367,192
            746,900 Merck & Co., Inc.                                                                    41,370,791
          3,970,500 Pfizer, Inc.                                                                        120,544,380
            895,400 Pharmacia Corp.                                                                      37,400,858
            712,000 Wyeth                                                                                27,789,360
                                                                                                      -------------
                                                                                                        398,489,353

Restaurants (0.6%)
-------------------------------------------------------------------------------------------------------------------
            471,700 Starbucks Corp. (NON)                                                                10,717,024

Retail (12.0%)
-------------------------------------------------------------------------------------------------------------------
            397,500 Bed Bath & Beyond, Inc. (NON)                                                        13,328,175
            624,600 Kohl's Corp. (NON)                                                                   32,710,302
          1,249,300 Lowe's Cos., Inc.                                                                    42,701,074
            528,500 Target Corp.                                                                         14,908,985
            978,400 TJX Cos., Inc. (The)                                                                 17,963,424
          1,642,400 Wal-Mart Stores, Inc.                                                                78,506,720
            519,800 Walgreen Co.                                                                         15,074,200
                                                                                                      -------------
                                                                                                        215,192,880

Software (8.4%)
-------------------------------------------------------------------------------------------------------------------
            262,100 Adobe Systems, Inc.                                                                   6,924,682
          2,446,900 Microsoft Corp. (NON)                                                               116,129,873
          2,293,200 Oracle Corp. (NON)                                                                   27,587,196
                                                                                                      -------------
                                                                                                        150,641,751

Tobacco (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,358,000 Altria Group, Inc.                                                                   51,427,460
                                                                                                     --------------
                    Total Common Stocks (cost $1,964,365,299)                                        $1,740,915,807

SHORT-TERM INVESTMENTS (2.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $41,483,349 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due
                    dates ranging from February 3, 2003 to March 31, 2003 (d)                           $41,483,349
          9,490,612 Short-term investments held as collateral for loaned securities with yields ranging from 1.27% to 1.35% and due dates
                    ranging from February 3, 2003 to March 24, 2003 (d)                                   9,486,400
                                                                                                     --------------
                    Total Short-Term Investments (cost $50,969,749)                                     $50,969,749
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,015,335,048)                                          $1,791,885,556
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,788,819,895.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January
      31, 2003.

  (d) See Note 1 to the financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at January 31, 2003 (Unaudited)

                                    Aggregate Face   Expiration    Unrealized
                      Market Value       Value          Date      Depreciation
------------------------------------------------------------------------------
S&P 500 Index (Long)  $39,316,200     $41,387,629      Mar-03     $(2,071,429)
------------------------------------------------------------------------------

Written Options Outstanding at January 31, 2003 (Unaudited)
(premium received $220,180)

                                             Expiration Date/          Market
Contract Amount                                Strike Price            Value
------------------------------------------------------------------------------
164,069 Capital One Financial Corp. (Call)   Feb 03/38.70 USD         $15,258
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $9,190,674 of securities on
loan (identified cost $2,015,335,048) (Note 1)                               $1,791,885,556
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,698,963
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,574,383
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   14,773,959
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            676,200
-------------------------------------------------------------------------------------------
Total assets                                                                  1,810,609,061

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        7,728,668
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,981,789
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          364,820
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       121,211
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,852
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              942,842
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$220,180) (Notes 1 and 3)                                                            15,258
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                9,486,400
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              145,326
-------------------------------------------------------------------------------------------
Total liabilities                                                                21,789,166
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,788,819,895

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,057,749,990
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                         (3,222,023)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (3,040,392,073)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (225,315,999)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,788,819,895

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($875,251,466 divided by 86,521,389 shares)                                          $10.12
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.12)*                              $10.74
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($723,653,214 divided by 74,503,393 shares)**                                         $9.71
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($79,019,739 divided by 8,031,519 shares)**                                           $9.84
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($31,246,108 divided by 3,176,740 shares)                                             $9.84
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.84)*                               $10.20
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($961 divided by 95 shares)                                                          $10.12
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($79,648,407 divided by 7,783,803 shares)                                            $10.23
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended January 31, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                       $12,426,365
-------------------------------------------------------------------------------------------
Interest                                                                            243,915
-------------------------------------------------------------------------------------------
Securities lending                                                                    8,625
-------------------------------------------------------------------------------------------
Total investment income                                                          12,678,905

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  6,123,635
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,355,220
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    40,914
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,368
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,316,716
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,131,813
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               455,153
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               131,817
-------------------------------------------------------------------------------------------
Other                                                                             1,519,285
-------------------------------------------------------------------------------------------
Total expenses                                                                   16,087,921
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (186,993)
-------------------------------------------------------------------------------------------
Net expenses                                                                     15,900,928
-------------------------------------------------------------------------------------------
Net investment loss                                                              (3,222,023)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                              (340,153,933)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (747,136)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                146,445
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
and written options during the period                                           192,143,489
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (148,611,135)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(151,833,158)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       January 31               July 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $(3,222,023)         $(22,743,777)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (340,754,624)       (1,199,060,028)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             192,143,489           (95,610,633)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (151,833,158)       (1,317,414,438)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (322,523,062)         (802,450,454)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (474,356,220)       (2,119,864,892)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 2,263,176,115         4,383,041,007
-------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment loss
of $3,222,023 and $--, respectively)                               $1,788,819,895        $2,263,176,115
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                   Six months
                                      ended
Per-share                           January 31
operating performance              (Unaudited)                         Year ended July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.90       $16.23       $29.58       $21.54       $16.99       $13.38
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)     (.05)        (.11)        (.16)        (.09)        (.07) (e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.78)       (5.28)      (13.24)        8.20         4.64         3.71
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.78)       (5.33)      (13.35)        8.04         4.55         3.64
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --           --         (.03)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --           --           --           --         (.03)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.12       $10.90       $16.23       $29.58       $21.54       $16.99
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.16)*     (32.84)      (45.13)       37.33        26.78        27.23
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $875,251   $1,135,783   $2,110,835   $3,177,205   $1,348,515     $287,291
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .61*        1.12          .99          .97         1.01         1.25 (e)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .01*        (.34)        (.49)        (.59)        (.48)        (.43) (e)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.47*       56.67        87.48        45.65        82.18        70.90
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on class A average net assets, of 0.04% for the period ended July
    31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                        For the period
Per-share                            January 31                                                      Aug. 1, 1997+
operating performance               (Unaudited)                  Year ended July 31                   to July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.51       $15.76       $28.94       $21.23       $16.86       $13.38
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.15)        (.27)        (.37)        (.24)        (.18) (d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.76)       (5.10)      (12.91)        8.08         4.61         3.69
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.80)       (5.25)      (13.18)        7.71         4.37         3.51
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --           --         (.03)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --           --           --           --         (.03)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.71       $10.51       $15.76       $28.94       $21.23       $16.86
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.61)*     (33.31)      (45.54)       36.32        25.92        26.25*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $723,653     $890,130   $1,822,567   $3,418,795   $1,539,409     $299,195
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98*        1.87         1.74         1.72         1.76         2.00* (d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.36)*      (1.09)       (1.25)       (1.34)       (1.23)       (1.19)* (d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.47*       56.67        87.48        45.65        82.18        70.90
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on class B average net assets, of 0.04% for the period ended July
    31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                            January 31                                         Feb. 1, 1999+
operating performance               (Unaudited)           Year ended July 31             to July 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.65       $15.96       $29.32       $21.50       $21.24
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.15)        (.27)        (.38)        (.12)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.77)       (5.16)      (13.09)        8.20          .38
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.81)       (5.31)      (13.36)        7.82          .26
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.84       $10.65       $15.96       $29.32       $21.50
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.61)*     (33.27)      (45.57)       36.37         1.22*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $79,020      $98,836     $212,621     $320,460      $70,286
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98*        1.87         1.74         1.72          .88*
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.37)*      (1.09)       (1.24)       (1.35)        (.63)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.47*       56.67        87.48        45.65        82.18
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                       For the period
Per-share                           January 31                                                      Aug. 1, 1997+
operating performance               (Unaudited)                  Year ended July 31                  to July 31
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.63       $15.90       $29.15       $21.34       $16.91       $13.38
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.11)        (.22)        (.30)        (.19)        (.14) (d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.76)       (5.16)      (13.03)        8.11         4.62         3.70
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.79)       (5.27)      (13.25)        7.81         4.43         3.56
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --           --         (.03)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --           --           --           --         (.03)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.84       $10.63       $15.90       $29.15       $21.34       $16.91
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.43)*     (33.14)      (45.46)       36.60        26.20        26.63*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $31,246      $37,290      $80,815     $164,703      $90,285      $24,769
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .86*        1.62         1.49         1.47         1.51         1.75* (d)
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.24)*       (.84)       (1.00)       (1.08)        (.98)        (.93)* (d)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.47*       56.67        87.48        45.65        82.18        70.90
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on class M average net assets, of 0.04% for the period ended July
    31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------------------------------------------
                                                                                                  For the period
                                                                                                 January 21, 2003+
Per-share                                                                                          to January 31,
operating performance                                                                               (Unaudited)
------------------------------------------------------------------------------------------------------------------
                                                                                                        2003
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                   $10.58
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                                   -- (d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                                                                                     (.46)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                   (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                         $10.12
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                 (4.35)*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                            $1
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                .04*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                               (.01)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                 29.47*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                           January 31                                          July 1, 1999+
operating performance               (Unaudited)           Year ended July 31             to July 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.01       $16.35       $29.73       $21.55       $22.27
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.01)        (.04)        (.10)          -- (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.79)       (5.33)      (13.34)        8.28         (.72)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.78)       (5.34)      (13.38)        8.18         (.72)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.23       $11.01       $16.35       $29.73       $21.55
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (7.08)*     (32.66)      (45.01)       37.96        (3.23)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $79,648     $101,137     $156,203      $75,332      $20,808
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .48*         .87          .74          .72          .06*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .13*        (.09)        (.20)        (.34)        (.02)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 29.47*       56.67        87.48        45.65        82.18
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
January 31, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Growth Opportunities Fund (the "fund") is a series of Putnam Invest ment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end man age ment investment company. The fund seeks capital appreciation by investing primarily in common stocks of large companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's man ager, an in direct wholly-owned subsidiary of Putnam LLC, believes will offer above-average growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a max imum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher on going distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distri bu tion fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including partici pants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is re quired by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For for eign investments, if trading or events occur ring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those invest ments are valued, taking into con sider ation these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future and written option contracts outstanding at period end are listed after the fund's portfolio.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash col la teral. Income from securities lending is included in investment income on the State ment of Operations. At January 31, 2003, the value of securities loaned amounted to $9,190,674. The fund received cash collateral of $9,486,400, which is pooled with collateral of other Putnam funds into 23 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes re stric tions that the fund maintains an asset coverage ratio of at least 300% and bor row ings must not exceed prospectus limitations. For the six months ended January 31, 2003, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2003 approximately $536,471,000 of losses recognized during the period November 1, 2001 to July 31, 2002.

At July 31, 2002, the fund had a capital loss carryover of approximately $2,134,488,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $506,000    July 31, 2006
    28,172,000    July 31, 2007
    62,483,000    July 31, 2008
    32,874,000    July 31, 2009
 2,010,453,000    July 31, 2010

The aggregate identified cost on a tax basis is $2,043,063,726, resulting in gross unrealized appreciation and depreciation of $47,255,946 and $298,434,116, respectively, or net unrealized depreciation of $251,178,170.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclass ifi cations are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Com pany (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2003, the fund's expenses were reduced by $186,993 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,775 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded non contributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to com pen sate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services pro vided and expenses incurred by it in distribu ting shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respec tively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $94,311 and $3,505 from the sale of class A and class M shares, respectively, and received $1,152,628 and $3,824 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2003, Putnam Retail Man age ment, acting as underwriter, received $13,015 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $597,141,724 and $949,713,986, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of period                             66,870            $146,445
---------------------------------------------------------------------------
Options opened                                 164,069             220,180
---------------------------------------------------------------------------
Options expired                                (66,870)           (146,445)
---------------------------------------------------------------------------
Options closed                                      --                  --
---------------------------------------------------------------------------
Written options
outstanding at
end of period                                  164,069            $220,180
---------------------------------------------------------------------------


Note 4
Capital shares

At January 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,956,377        $138,520,182
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            12,956,377         138,520,182

Shares repurchased                         (30,600,260)       (326,011,947)
---------------------------------------------------------------------------
Net decrease                               (17,643,883)      $(187,491,765)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,065,816        $398,888,613
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            29,065,816         398,888,613

Shares repurchased                         (54,991,650)       (733,113,715)
---------------------------------------------------------------------------
Net decrease                               (25,925,834)      $(334,225,102)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,832,184         $39,961,686
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             3,832,184          39,961,686

Shares repurchased                         (14,026,100)       (143,681,715)
---------------------------------------------------------------------------
Net decrease                               (10,193,916)      $(103,720,029)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,795,191        $132,132,346
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             9,795,191         132,132,346

Shares repurchased                         (40,760,091)       (524,004,243)
---------------------------------------------------------------------------
Net decrease                               (30,964,900)      $(391,871,897)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    534,541          $5,650,816
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               534,541           5,650,816

Shares repurchased                          (1,787,580)        (18,620,206)
---------------------------------------------------------------------------
Net decrease                                (1,253,039)       $(12,969,390)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,377,252         $18,905,617
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,377,252          18,905,617

Shares repurchased                          (5,414,649)        (71,167,115)
---------------------------------------------------------------------------
Net decrease                                (4,037,397)       $(52,261,498)
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    438,212          $4,590,264
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               438,212           4,590,264

Shares repurchased                            (769,990)         (7,974,302)
---------------------------------------------------------------------------
Net decrease                                  (331,778)        $(3,384,038)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    677,127          $9,130,596
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               677,127           9,130,596

Shares repurchased                          (2,251,113)        (29,395,516)
---------------------------------------------------------------------------
Net decrease                                (1,573,986)       $(20,264,920)
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                              (commencement of operations)
                                                       to January 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                         95              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                    95               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                        95              $1,000
---------------------------------------------------------------------------

                                         Six months ended January 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,253,647         $13,871,470
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,253,647          13,871,470

Shares repurchased                          (2,651,928)        (28,830,310)
---------------------------------------------------------------------------
Net decrease                                (1,398,281)       $(14,958,840)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,025,903         $54,818,684
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,025,903          54,818,684

Shares repurchased                          (4,398,037)        (58,645,721)
---------------------------------------------------------------------------
Net decrease                                  (372,134)        $(3,827,037)
---------------------------------------------------------------------------

At January 31, 2003, Putnam Investments, LLC owned 95 class R shares of the fund (100% of class R shares outstanding), valued at $961.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Brian P. O'Toole
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA061-88596  2AP/2HJ/2HK/2HL  3/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Growth Opportunities Fund
Supplement to Semiannual Report dated 1/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/03

                                                                        NAV

6 months                                                              -7.08%
1 year                                                               -29.45
5 years                                                              -25.11
Annual average                                                        -5.62
Life of fund (since class A inception, 10/2/95)                       35.54
Annual average                                                         4.24

Share value:                                                            NAV

7/31/02                                                              $11.01
1/31/03                                                              $10.23


Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.